ULTRA SERIES FUND

Supplement Dated November 15, 2023

This Supplement dated November 15, 2023, amends the Statutory Prospectus and the Statement of Additional Information (“SAI”) for Ultra Series Fund (the “Trust”) and its series Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2040 Fund (collectively, the “Target Date Funds”), and Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, and International Stock Fund (collectively, the “non-Target Date Funds”), (each a “Fund” and collectively, the “Funds”), each dated May 1, 2023, as amended.

Portfolio Management – Target Date Funds

Mr. David Hottmann, CPA and CFA, and co-portfolio manager of the Target Date Funds, announced his retirement from Madison Asset Management, LLC (“MAM”). Accordingly, effective immediately all references to Mr. Hottmann contained in the Prospectus and SAI are hereby removed.

Investment Adviser

At the special meeting of shareholders held on November 13, 2023, shareholders approved a new investment advisory agreement between MAM and the Trust, on behalf of the Target Date Funds, and a new management agreement between MAM and the Trust, on behalf of the non-Target Date Funds, which will take effect on or about December 1, 2023.

Trustees and Officers

At the special meeting of shareholders on November 13, 2023, shareholders of the Funds approved the appointment of one interested trustee to the Board of Trustees of the Trust, Jill Friedow. Ms. Friedow succeeds Paul Lefurgey, who announced his retirement from the Board. Accordingly, effective immediately all references to Mr. Lefurgey contained in the SAI are hereby removed and replaced with the following:

Page 26, Interested Trustees and Officers:

Name and Age	Position(s) Held and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[3]	Other Directorships Held by Trustee
Jill S. Friedow, 58[1]	Trustee, 2023 – Present Vice President, 2023 – Present	MIH, the Adviser, and MIA, Chief Technology Officer & Director of Operations, 2019 - Present; Vice President & Director of Operations, 2010 - 2019; Vice President & Operations Manager, 2003 - 2010; Operations Manager, 1999 - 2003 MF (15), Vice President, 2023 - Present; MCN, Vice President, 2023 - Present	30	MF (15), 2023 – Present; MCN, 2023 – Present
[1] “Interested person" as defined in the 1940 Act. Considered an interested Trustee because of the position with MAM.
[2] Board terms are indefinite for Interested Trustees and Officers.
[3] The fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison Covered Call & Equity Strategy Fund (a closed end fund), for a grand total of 30 separate portfolios in the fund complex. References to the “Fund Complex” in this SAI have the meaning disclosed in this footnote.

    Page 27, Trustees Compensation:
During the fiscal year ended December 31, 2022, the trustees were compensated as follows:

Trustee Name	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex[1]
Jill S. Friedow[2]	None	None
1 The “Fund Complex” consists of 30 separate portfolios, as described in more detail above.
2 Ms. Friedow was not a trustee as of December 31, 2022, however, Interested Trustees are not compensated.

Page 28: Trustees’ Holdings
As of December 31, 2022, none of the trustees held any shares in the funds. However, their Fund Complex holdings as of such date were as follows:

Trustee Name	Aggregate Dollar Range of Equity Securities in Fund Complex[1]
Jill S. Friedow	Over $100,000
1 Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

USF STATPROS & SAI SUP (1123)